Exhibit 99.2

Fourth Quarter and Fiscal Year 2012 Earnings Conference Call October 11, 2012 John K. Morgan Chairman, President and Chief Executive Officer Mark R. Bachmann Executive Vice President and Chief Financial Officer

Agenda .Fourth Quarter 2012 Highlights and Overview .Fiscal 2012 Highlights and Overview .Detailed Financial Performance .Questions and Answers 2 © 2012 Zep Inc. -All rights reserved.

Safe Harbor This presentation and our commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Specifically, forward-looking statements include, but are not limited to, statements relating to our future economic performance, business prospects, revenue, income, and financial condition; and statements preceded by, followed by, or that include the words "expects," "believes," "intends," "will," "anticipates," and similar terms that relate to future events, performance, or our results. Examples of forward-looking statements in this presentation and our commentary include but are not limited to: statements regarding the economic environment and the impact this environment has had or could have on our current and/or future financial results; statements regarding our expectations for pricing actions and gross margin performance; statements regarding benefits that we may realize from our acquisitions and our restructuring activities; statements regarding investments that may be made in the future to grow our business, either organically or otherwise, in accordance with our strategic plan, or that may be made for other purposes; and statements and related estimates concerning the benefits that the execution of our strategic initiatives are expected to have on future financial results. Our forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as our present expectations or projections. These risks and uncertainties include, but are not limited to: economic conditions in general; customer and supplier relationships and prices; competition; ability to realize anticipated benefits from strategic planning initiatives and timing of benefits; market demand; and litigation and other contingent liabilities, such as environmental matters. A variety of other risks and uncertainties could cause our actual results to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. A number of those risks are discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended August 31, 2011. We believe the forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. 3© 2012 Zep Inc. -All rights reserved.

Fourth Quarter and Fiscal 2012 Overview

Fourth Quarter 2012 Highlights and Overview .Sales of $172 million, down 1.2% –Essentially flat on a constant currency basis .Gross profit rate improves; lower operating expenses .EBITDA of $15.6 million up, 46% .EPS of $0.33 up 83% from $0.18 LY 5© 2012 Zep Inc. -All rights reserved. Remain Confident in Long Term Strategy

.Significant progress on strategic initiatives .New platforms generate organic growth .Acquisition teams delivered results .Sales up 1.2% to a record $654 million .EPS up 26% to a record $0.98 Full Year Fiscal 2012 Highlights and Overview 6 © 2012 Zep Inc. -All rights reserved. Generating Record Results

Market Data Source: information compiled by Zep Inc. based on research provided by Kline & Company and the Automotive Aftermarket Industry Association. Direct sales through Sales and Service organization. Zep Inc. –How We Serve the Market 7 © 2012 Zep Inc. -All rights reserved. Direct 86% Retailers 13% Distributors 1% Zep Sales by Channel August 2007 Direct 21% Retailers 35% Distributors 44% Estimated U.S. Cleaning Maintenance Chemicals Market ($19 Billion) Direct 60% Retailers 18% Distributors 22% Zep Sales by Channel August 2012 Positioning Zep with a Focus on the Customer

FY2012 Market & Business Overview Sales & Service Distribution Retail $4B U.S. Market 21% of Market 43% of Sales (U.S.); 17% of Sales (Int’l) -Small business, Gov’t $8.4B U.S. Market 44% of Market 22% of Sales -Large national, and regional B2B distributors $6.8B U.S. Market 35% of Market 18% of Sales-Focus on Pro in >7,000 retail stores Transportation Food Institutional Industrial Government Transportation Automotive OEM / Distributors Jan / San Industrial MRO Redistribution Home Improvement Automotive Aftermarket Mass Merchandise Office Supplies Dollar/Discount 81 Information compiled by Zep Inc. based on research provided by Kline & Company and the Automotive Aftermarket Industry Association.© 2012 Zep Inc. -All rights reserved. End Markets (order of size)

Strategic Brand Initiatives for FY 2013: Accelerating Momentum 9 © 2012 Zep Inc. -All rights reserved. Capitalizing on Multi-Channel and Brand Approach

10 Strategic Initiatives: 4Q12 Update © 2012 Zep Inc. -All rights reserved. Initiative 3Q12 4Q12 Comments Automotive Aftermarket Growing share, positioning Zep as a leader Food Processing New account growth rate slowed in the period Jan San Distribution Prior year comparison includes new product launch Government Rate of decline continues to lessen Retail Diversification Zep Commercial available at >7,000 retail sites Industrial MRO Distribution Revenue up double digits compared to prior year Deeper Penetration of Customer Accounts Making progress on many fronts Making Progress on Long-Term Growth Strategy

Capitalizing on Strategic Investments Building Momentum for Fiscal 2013 11 © 2012 Zep Inc. -All rights reserved. The Right Strategy •Driving strong organic growth out of acquired platforms The Right Business Model •Multi-channel and brand approach The Right People •Delivering on our strategic initiatives

Detailed Financial Performance

$173.8 $4.2 $2.9 ($6.7) ($2.5) $171.7 4Q11 Acqusitions Price VolumeFX4Q12 4Q12 Net Sales 13 $ Millions © 2012 Zep Inc. -All rights reserved. Volume Shortfall in Sales and Service Impacting Results

4Q12 North American Sales Trends – Channel and End-market Performance © 2012 Zep Inc. -All rights reserved. 14 Mixed End Market Performance End Market S&S Distribution Retail Total % of $19B U.S. Market 21% 44% 35% Jan San / Institutional Automotive Aftermarket Industrial / MRO Vehicle Wash Food Processing Government and Schools

$646.0 $16.5 $7.6 ($12.2)($4.4) $653.5 FY11 Price Acquisitions Volume FX FY12 Fiscal 2012 Net Sales Acquisitions and Pricing Drove Sales Increase © 2012 Zep Inc. -All rights reserved.15 $ Millions

46.3% 80bp (30bp) (130bp) 45.5% 3Q12 MaterialMargin Mfg Business Mix 4Q12 44.8% 60bp 20bp (10bp) 45.5% 4Q11 Material Margin Mfg Business Mix 4Q12 16 4Q12 Gross Profit Margin © 2012 Zep Inc. -All rights reserved. Year-over-Year+70bp Quarter-to-Quarter(80bp) Recouping Material Margins

46.9% (40bp) (50bp) 46.0% FY11 Material Margin Business Mix FY12 Fiscal 2012 Gross Profit Margin Planned Mix Shift, Higher Raw Material Costs © 2012 Zep Inc. -All rights reserved. 17

18 4Q12 Gross Margin: Selected Feed Stocks Impacting Raw Material Purchases © 2012 Zep Inc. -All rights reserved. Magnitude of Commodity Costs (Select Feed Stocks according to Total Spend1) Significant Volatility in Commodity Costs .Tremendous volatility in commodity costs .Modestly lower costs in 4Q12 .purchases below prior year period .Will continue to monitor petrochemicals 90-120 days for raw material purchases to flow to income statement .Will continue to balance price and cost to effectively manage business 1) Represents approximately 43% of total spend Ethylene HDPE Propylene Crude Oil Unleaded gasoline

6.2% 70bp 50bp 170bp 9.1% 4Q11 Gross Margin Rate SD&A Acquisition Adjustments 4Q12 4Q12 Reported EBITDA Margin 19 © 2012 Zep Inc. -All rights reserved. .Gross margin benefitted due to price / cost management, manufacturing productivity .Operating expense cost controls and acquisition-related adjustments Driving Improvements

Items Impacting Results © 2012 Zep Inc. -All rights reserved. 20 Focus on Improving Reported Results 4Q12 4Q11 FY2012 FY 2011 Bargain Purchase Gain $1.5 - $2.1 - Acquisition EarnoutAdjustment 1.4 - 2.4 - Corporate Development Costs (0.5) - (1.8) - Restructuring/Acquisition Costs - - - (3.2) Gain/(Loss) on Assets (0.5) - (0.5) 0.7 Legal fees –California (0.3) (1.9) (2.1) (2.6) Waste Water - - - (1.4) Packaging Quality Issue (1.3) - (1.9) - TOTAL $ 0.3 $(1.9) $(1.8) $(6.5) $ Millions Income / (Expense) Note: Amounts are shown on a pre-tax basis

4Q12 Net Income and EPS © 2012 Zep Inc. -All rights reserved. 21 $4.1 $7.3 4Q11 4Q12 $ Millions, except per share data $0.18 $0.33 4Q11 4Q12 Net Income EPS Delivering Bottom Line Improvements

•Free cash flow generated was $1.6 million, vs. $21.4 million generated last year –Higher capital expenditures and working capital more than offset higher net income •$5.5 million in capital expenditures –$1.8 million higher than last year, primarily for technology investments •Free cash flow generated was $4.3 million, vs. $29.0 million generated in fiscal 2011 –Higher net income was offset by higher working capital and higher capital expenditures •$18.4 million in capital expenditures –Slightly above the range we guided to for the fiscal year –Technology investments © 2012 Zep Inc. -All rights reserved.22 4Q and Total Fiscal 2012 Cash Flow 4Q12 Fiscal 2012

2.62x 2.58x 3.75x Q3 FY12 Actual Q4 FY12 Actual Covenant $133.3 $135.7 $112.4 Q3 FY12 Actual Q4 FY12 Actual Q4 FY11 Actual 2.25x 1.87x 1.25x Q3 FY12 Actual Q4 FY12 Actual Covenant Fixed Charge Coverage Ratio Debt to EBITDA Net Debt Position ($mm) Covenants Debt Position 23 © 2012 Zep Inc. -All rights reserved. .Net debt position increased by $2.4 million sequentially primarily due to acquisition of MykalIndustries .Sufficient room within debt covenants to operate business

Long-Term Financial Objectives .$1 billion in revenue within 5 years .Target of 50 bp annualized EBITDA margin improvement .11%-13% annualized EPS improvement .Return on Invested Capital (ROIC) target of 15%+ Remain Committed to Profitably Growing our Business and Driving Long Term Improvement 24 © 2012 Zep Inc. -All rights reserved.

Fiscal 2013 Outlook 25 © 2012 Zep Inc. -All rights reserved. .Given uncertain economic conditions, believe organic sales growth will be modest –Expect greater growth from Distribution and Retail channels, offset by North American Sales and Service .Expect gross margins to remain similar to fiscal 2012 in the 46% range plus or minus 100 basis points .Expect capital spending in the $10 to $12 million range, once this phase of SAP is completed .Expect tax rate to range between 36.5% and 37.5%

Summary © 2012 Zep Inc. -All rights reserved. 26 Investments Producing Strong Results .Acquired platforms growing organically –Benefiting from solid execution post acquisition .Investing in attractive markets to drive market share .Building on momentum for fiscal 2013

Questions and Answers